Accounts Receivable - Summary of Accounts Receivable (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Trade and other receivables [abstract]
Trade receivables from provisional concentrate sales, net of fair value adjustment	$ 3,518	$ 5,360
Trade receivables from sales of cobalt	1,199	3,975
Other accounts receivable	1,500	743
Total accounts receivable	$ 6,217	$ 10,078